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                              EMPLOYMENT AGREEMENT
                              --------------------

         This Agreement ("Agreement") is made in Saratoga Springs, New York by and between Espey Mfg. & Electronics Corp. (hereinafter "Espey"), a New York corporation with its principal place of business at 233 Ballston Avenue, Saratoga Springs, N.Y., and David O'Neil (hereinafter "O'Neil") and is effective as of August 17, 2009 (which is referred to herein as the "Effective Date"),

         WHEREAS, subject to the terms and considerations hereinafter set forth, Espey and O'Neil wish to have a written agreement for the position of Principal Financial Officer which O'Neil presently holds;

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions, and conditions set forth in this Agreement, the parties hereby agree:

         1. Employment:
            ----------

                  a. Employment: O'Neil agrees to be employed by Espey at will until the starting date of this agreement and thereafter for the Term of this Agreement upon the terms and subject to the conditions set forth herein. O'Neil shall serve as the Principal Financial Officer of Espey with responsibilities and duties heretofore assumed by him as well as responsibilities and duties to be assigned to him in the future by the Chief Executive Officer (hereinafter "CEO"). During the Term of this Agreement, O'Neil shall report directly to the CEO and the Board of Directors (hereinafter the "Board").

                  b. Performance of Duties: Throughout the Term of this Agreement, O'Neil shall faithfully and diligently perform his duties in conformity with the directions of the CEO and Board of Directors and will serve Espey to the best of his ability.

                  c. O'Neil is also subject to the Confidentiality and Restriction on Competition Agreement that is attached hereto as exhibit A.

         2. Term: Subject to the termination provisions as hereafter provided,
            ----
O'Neil's employment under this agreement shall commence on August 17, 2009 and continue through August 31, 2012 (hereinafter the "Term").

         3. Compensation and Benefits: As full and complete compensation for all
            -------------------------
services performed by O'Neil and subject to the performance of O'Neil's obligations in this Agreement:

                  a. O'Neil's salary will be the same as the salary he is getting at the start of the term of this agreement. This salary may be increased from time to time at the discretion of the Board of Directors (hereinafter the "Board")

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                  b. O'Neil may receive bonuses during the term of this
         agreement as recommended by management and approved by the Board

                  c. O'Neil may be awarded options in any year of the term of the agreement solely in the discretion of the Board.

                  d. Other Benefits:

                                    i. Employment Benefits: O'Neil shall be
                           entitled to participate in, to the extent O'Neil is otherwise eligible under the terms thereof, the employee benefit plans and programs of Espey, as may be provided to Espey's employees from time to time, and receive the benefits and perquisites generally provided to Espey's administrators of the same level and responsibility as O'Neil. Nothing in this Agreement shall preclude Espey from terminating or amending, from time to time, any employee benefit plan or program.

                                    ii. Holidays, Vacation and Leave: O'Neil
                           shall be entitled at a minimum to the holidays, vacation and leave presently being received by him.

                  e. Business Expenses: O'Neil shall be entitled to reimbursement for reasonable travel and business expenses duly incurred by him in the performance of his duties under this Agreement. Such reimbursement shall be in accordance with the policies and procedures established by the CEO from time to time.

                  f. Cessation of Employment by O'Neil: In the event O'Neil desires to terminate his employment with Espey, he may do so for any reason upon giving Espey thirty (30) days notice. Under such circumstances, on the date O'Neil ceases to be employed by Espey, O'Neil's compensation and Employment Benefits shall cease and Espey shall have no further obligation to O'Neil to make any further payments of any kind except for salary and benefits previously earned by O'Neil. Espey will have no obligation to pay O'Neil any bonuses or make any further grants of options after his last day of employment.

                  g. Cessation of Employment by Espey: During the term of this agreement, Espey may discharge O'Neil without cause should it decide to do so. However should Espey decide to terminate O'Neil without cause during the term of this agreement, on the date that O'Neil's employment ceases and thereafter for the period of six months, Espey shall be obligated to pay O'Neil at his then current salary, but in no event lower than the salary in effect on the date of the signing of this agreement, and to provide him the benefits he was receiving at the time of discharge including, but not limited to, health care benefits, with the exception of options and bonuses during this six month period. Should Espey discharge O'Neil without cause pursuant to this subparagraph, Espey shall be obligated to pay O'Neil any accrued, but not paid, salary and benefits. Notwithstanding any provisions of this agreement, should Espey discharge O'Neil under the provisions of this subparagraph "g.", Espey shall have no obligation to pay O'Neil


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         any further bonuses or award any further options to him or to make payments other than as set forth in this paragraph. During the aforementioned six month period referred to in subparagraph "g", if O' Neil begins other employment as a W-2 employee during this period, then all payments and benefits provided to O'Neil by Espey shall cease on the date of the start of such other employment.

                  h. Expiration of this Agreement: This agreement shall terminate on August 30, 2012 unless the parties decide to enter into another such agreement for which there is no obligation on the part of either party.

         4. No Other Compensation or Benefits: O'Neil specifically agrees that,
            ---------------------------------
except for the compensation and benefits outlined in Sections 3 of this Agreement he is not entitled to any other compensation or benefits from Espey

         5. Termination of Employment/Severance Benefits as a Result of Death or
            --------------------------------------------------------------------
for Cause:
---------

                  a. Death. In the event that O'Neil's employment hereunder is terminated during the Agreement Term by reason of his death, Espey shall pay to O'Neil's designated beneficiary or, if no beneficiary has been designated by Espey, to his estate (all as the specific case may be), any accrued but unpaid Base Salary, as well as payment or reimbursement of business expenses accrued prior to termination of this Agreement.

                  b. Cause. During the term of this agreement, O'Neil may be terminated for cause. For purposes of this Agreement, "Cause" is defined as: (i) any act established or recognized by law as a serious criminal act; (ii) any act of moral turpitude; (iii) other egregious acts or a series of egregious acts or conduct which would be considered in the community to be grossly inappropriate or unprofessional; (iv) gross negligence or gross misconduct in the conduct of O'Neil's duties;
         (v) willful or repeated failure or refusal to perform the duties of his position as Principal Financial Officer or such other duties as may be delegated or assigned to O'Neil by the CEO, and, that as to any conduct concerning this subsection 5(b)(v), such conduct is not corrected by O'Neil within fourteen (14) days following receipt by O'Neil of written notice from the CEO, conveyed in accordance with Section 10, such notice to state the willful or repeated failure or refusal to perform the duties of his position or as may have been delegated to him by the CEO.

         6. Withholding: All payments made by Espey under this Agreement shall
            -----------
be reduced by any tax or other amounts required to be withheld by Espey under applicable law.

         7. Assignment: Neither Espey nor O'Neil may make any assignment of this
            ----------
Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other.

         8. Severability: If any portion or provision of this Agreement shall to
            ------------
any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as

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

to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         9. Waiver: No waiver of any provision hereof shall be effective unless
            ------
made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

         10. Notices: Any and all notices, requests, demands and other
             -------
communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, registered or certified, and addressed to O'Neil at his last-known address on the books of Espey and, in the case of Espey, at its principal place of business, attention CEO.

         11. Entire Agreement: This Agreement constitutes the entire agreement
             ----------------
between the parties and supersedes and revokes any and all prior and contemporaneous communications, representations and understandings, whether written or oral, with respect to the terms and conditions of O'Neil's employment.

         12. Amendment: This Agreement may be amended or modified only by a
             ---------
written instrument signed by O'Neil and the CEO of Espey with the approval by the Board of Directors.

         13. Governing Law, Consent to Jurisdiction: This Agreement and all
             --------------------------------------
claims related thereto, including tort or otherwise, shall be construed and enforced under and be governed in all respects by the laws of the State of New York, without regard to the internal conflict of laws principles thereof. For the purpose of all claims related to this Agreement or O'Neil's employment with Espey, both O'Neil and Espey irrevocably submit to the exclusive jurisdiction of either the New York State Supreme Court with venue in Saratoga County, New York or the Federal Court for the Northern district of New York, should Federal Court otherwise have jurisdiction and the parties further agree that any such proceeding shall be brought or maintained only in such Court.

         14. Cooperation: For a period of six (6) months after the termination
             -----------
of his employment with Espey, regardless of the reason, O'Neil hereby agrees to cooperate with Espey, as reasonably requested by Espey, to effect a transition of O'Neil's responsibilities and to ensure that Espey is aware of all matters being handled by him.

         15. Protection of Reputation: O'Neil agrees that during the period of
             ------------------------
his employment under the terms of this Agreement and thereafter, regardless of the reason, he will take no action which is intended to, or would reasonably be expected to, harm Espey, its Subsidiaries and Affiliates, or its reputation, or which would reasonably be expected to lead to unwanted or unfavorable publicity to Espey. Further, O'Neil and Espey mutually agree that, during the period of O'Neil's employment and after termination of his employment, regardless of the reason, neither he nor his agents nor Espey will disparage each other. This covenant not to disparage each other is intended to include Espey's directors and officers.

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

         16. Remedies for Breach: The parties hereto agree that O'Neil is
             -------------------
obligated under this Agreement to render personal services during the Agreement Term of a special, unique, unusual, extraordinary and intellectual character, thereby giving this Agreement peculiar value, and, in the event of a breach of any covenant herein, the injury or imminent injury to the value and the goodwill of Espey and Espey's business interests could not be reasonably or adequately compensated in damages in an action at law. Accordingly, O'Neil expressly acknowledges that Espey shall be entitled to specific performance, injunctive relief or any other equitable remedy against O'Neil, without the posting of a bond, in the event of any breach or threatened breach of any provision of this Agreement by O'Neil.

         17. Assistance in Proceedings: O'Neil shall, for a period of three
             -------------------------
years commencing with the date of termination of his employment, regardless of the reason, upon reasonable notice, furnish such information and proper assistance to Espey as may reasonably be required by Espey in connection with any legal or quasi~legal proceeding, including any external or internal investigation, involving Espey, its Subsidiaries or Affiliates, or in which any of them is, or may become, a party. During this period, no additional payment shall be made to O'Neil for this assistance except for reimbursement of any reasonably related expenses coverable under Espey's then-current policies for business expenses, including documntation thereof.

         18. Survival: Cessation or termination of O'Neil's employment with
             --------
Espey shall not result in termination of this Agreement. The respective obligations of O'Neil and the rights and benefits afforded to Espey as provided in this Agreement shall survive the cessation or termination of O'Neil's employment hereunder.

         IN WITNESS WHEREOF, this Agreement has been executed by Espey, by its duly authorized officer, approved by the Board of directors of Espey and executed by O'Neil, on or before this date.

Dated:
       ---------------------------         ------------------------------------
                                           Howard Pinsley as CEO of Espey

                                           ------------------------------------
                                           David O'Neil
                                           Principal Financial Officer of Espey



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                                    Exhibit A
                         CONFIDENTIALITY AND RESTRICTION
                            ON COMPETITION AGREEMENT

         In consideration of my employment with ESPEY MFG. & ELECTRONICS CORP. (hereafter "Company") and compensation paid or to be paid to me by the Company, I, , recognize that it is part of my obligation to cooperate in protecting the Company's legitimate interests; however, this is neither an express or implied Employment Agreement, but, rather an employment at will.

         I acknowledge that the Company has an interest in protecting itself from unauthorized disclosure of its Information (as hereinafter defined) to its competitors. I further acknowledge that as a result of my employment, I have access to and knowledge of the Company's Information. I further acknowledge that such Information is confidential and constitutes trade secrets and that such Information and trade secrets are owned and shall continue to be owned solely by the Company.

         "Information" as used herein, means any confidential information or knowledge relating directly or indirectly to the business of the Company, including any information or knowledge pertaining to actual or potential customers of the Company including the identity of the customer and the internal business affairs of such customers and their officers, agents and employees. "Information" also means documents and information regarding the Company's methods of operation, marketing strategy, customer lists, specialized training procedures, forms, computer programs, profit and loss information and other related internal business information.

         Accordingly, I agree to the following:

I.       Confidentiality Provisions
         --------------------------

         (1) I will at all times, both during, and after termination of, my employment keep secret all Information of the Company that was made known to me by the Company or any of its officers or employees or which I learned while working for the Company. I will not directly or indirectly disclose or use at any time, except to or for the benefit of the Company, and only at its request, either during or after termination of my employment with the Company, any Information of the Company obtained by me at any time. This provision shall not restrict my future employment provided, however, that the fulfillment of my duties in such proposed work or activity will not cause me to disclose, base judgment upon, or use any such Information.

         (2) Upon termination of my employment, I will immediately surrender to the Company any and all lists, books, records, software and computerized data, material and other property pertaining to said Information or belonging to the Company. I will not make copies of such material and will not use such Information and material against the best interests of the Company. I shall not


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                  release copies of any such records and/or documents, or the
                  Information contained therein, during my employment or afterward, to any other person or entity, except as required in the performance of my work for the Company.

         II.      Restrictions on Competition and Contacting Customers
                  ----------------------------------------------------

                  (a) I recognize that it would cause grave harm to the Company if I solicited the customers of the Company or worked for a competitor of the Company under the circumstances contemplated by this Section.

                  (b) Upon termination of my employment, I shall not, for a period of three (3) years thereafter, directly or indirectly, engage in competition with the Company or its business, to which it rendered services, prior to or during my employment; I acknowledge that my skills and abilities are readily adaptable to other industries.

                  (c) I agree that in the event my employment with the Company terminates for any reason I will be able to earn a livelihood without violating the foregoing restrictions.

         III.     Non-Interference with Personnel Relations
                  -----------------------------------------

         During my employment with the Company and for a period of three (3) years thereafter, I will not recruit or hire, or attempt to recruit or hire, directly or by assisting others, any other employees of the Company.

         IV.      Damages for Breach
                  ------------------

         I agree that any breach of my promises hereunder may cause permanent and irreparable damage to the Company for which a remedy at law will be inadequate. Consequently, the Company shall be entitled to injunctive relief prohibiting any such breach or threatened breach or violation, or to specific performance of this Agreement. This does not limit any other type of relief to which the Company might be entitled in the event of any breach or threatened breach of this Agreement by me, including but not limited to, an appropriate award of compensatory damages and/or punitive damages. No bond or other security shall be posted by the Company as a pre-condition to the issuance of an injunction.

         V.       Jurisdiction
                  ------------

         This Agreement shall be governed by and interpreted under the Laws of the State of New York and enforced in its Courts.

                                     ESPEY MFG. & ELECTRONICS CORP.


                                     BY:
------------------------------             -----------------------------------
Employee                                   Officer

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Date                                       Date


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